SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12
CITIZENS COMMUNITY BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of filing fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CITIZENS COMMUNITY BANCORP, INC.
2174 EASTRIDGE CENTER
EAU CLAIRE, WISCONSIN 54701
Notice of Annual Meeting of Shareholders
to be held on February 24, 2011
     The Annual Meeting of Shareholders of Citizens Community Bancorp, Inc., a Maryland corporation (the “Corporation” or “Citizens”), will be held at the Eau Claire Golf and Country Club located at 828 Club View Lane, Altoona, Wisconsin 54720, on Thursday, February 24, 2011, at 4:00 p.m. local time, for the following purposes:
1.	To elect two directors to serve, each for a three-year term.

2.	To approve the ratification of the appointment of Baker Tilly Virchow Krause, LLP as Citizens’ independent registered public accounting firm for the fiscal year ending September 30, 2011.

3.	To approve a non-binding advisory proposal on executive compensation.

4.	To approve a non-binding advisory proposal on the frequency of future advisory votes on executive compensation.

5.	To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the shareholders of a Maryland corporation at their Annual Meeting.
By order of the Board of Directors
Edward H. Schaefer,
President and CEO
Eau Claire, Wisconsin
January 18, 2011

     Shareholders of record at the close of business on January 7, 2011 are entitled to vote at the meeting. Your vote is important to ensure that a majority of our stock is represented. Whether or not you plan to attend the meeting in person, please vote your shares by phone, via the Internet or by completing, signing, dating and returning the enclosed proxy card promptly in the enclosed envelope. If you send in your proxy card or vote by telephone or the Internet, you may still decide to attend the annual meeting and vote your shares in person. Your proxy is revocable in accordance with the procedures set forth in this proxy statement. Shareholders holding shares in brokerage accounts (“street name” holders) who wish to vote at the meeting will need to obtain a proxy form and voting instructions from the institution that holds their shares.
     As noted above, shareholders of record may also vote by the Internet or telephone. Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. The Internet and telephone voting facilities will close at [11:59 p.m. eastern time on February 23, 2011].
     Or, if you prefer, you can return the enclosed proxy card in the envelope provided.
     PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

TABLE OF CONTENTS

GENERAL INFORMATION	1
Proxies and Voting Procedures	1
Shareholders Entitled to Vote	2
Quorum; Required Vote	2
PROPOSAL 1: ELECTION OF DIRECTORS	2
Directors’ Qualifications	3
Board of Directors Recommendation	3
DIRECTORS’ MEETINGS AND COMMITTEES	4
Directors and Director Attendance	4
Audit Committee	5
Compensation Committee	5
Our Compensation Process	5
Summary	6
Base salary	6
Short-term incentive (STI) plan	6
Long-term incentive (LTI) plans	7
Nominating Committee	8
Charters of Committees	8
CORPORATE GOVERNANCE MATTERS	8
Director Independence	8
Board Leadership Structure	8
The Board’s Role in Risk Oversight	8
Director Nominations	9
Communications between Shareholders and the Board of Directors	10
Attendance of Directors at Annual Meetings of Shareholders	10
Code of Business Conduct and Ethics	10
AUDIT COMMITTEE MATTERS	10
Report of the Audit Committee	10
Information Regarding Change of Auditors	11
Fees of Independent Registered Public Accounting Firm	11
Audit Committee Financial Expert	12
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	12
EXECUTIVE OFFICERS	13
SECURITY OWNERSHIP	13
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	15
EXECUTIVE COMPENSATION	16
Summary Compensation Table	16
Explanatory Notes for Summary Compensation Table:	16
Stock Awards	17
Outstanding Equity Awards at Fiscal Year End	17
Employment Agreements	17
Post-Employment Compensation	18
401(k) Plan Benefits	18
Supplemental Executive Retirement Plan	18
Employee Stock Ownership Plan	19
Other Stock Benefit Plans	19
DIRECTOR COMPENSATION	19
General Information	19
Director Summary Compensation Table	20

TRANSACTIONS WITH RELATED PERSONS	20
PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	20
Vote Required for Approval	21
Board of Directors Recommendation	22
PROPOSAL 4: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	22
Vote Required for Approval	22
Board of Directors Recommendation	22
ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K	22
SHAREHOLDER PROPOSALS	23
OTHER MATTERS	24

CITIZENS COMMUNITY BANCORP, INC.
2174 EASTRIDGE CENTER
EAU CLAIRE, WISCONSIN 54701
Proxy Statement for the 2011 Annual Meeting of Shareholders
to be Held on February 24, 2011
Important Notice Regarding the Availability of Proxy Materials for the
2011 Annual Meeting of Shareholders to be Held on February 24, 2011:
This Proxy Statement and the Accompanying Annual Report
are Available on the Internet at: www.cfpproxy.com/6089
          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Citizens Community Bancorp, Inc. of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) of Citizens to be held on February 24, 2011 and any adjournments thereof. Only shareholders of record at the close of business on January 7, 2011 will be entitled to notice of and to vote at the Annual Meeting.
          Our principal executive offices are located at 2174 EastRidge Center, Eau Claire, Wisconsin 54701. It is expected that this Proxy Statement and the form of Proxy will be mailed to shareholders on or about January 18, 2011.
GENERAL INFORMATION
Proxies and Voting Procedures
          Shareholders can vote by completing and returning a proxy card in the form accompanying this Proxy Statement or, if shares are held in “street name,” by completing a voting instruction form provided by your broker. Shareholders of record can also vote over the Internet or by telephone. If Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying this Proxy Statement. The Internet and telephone voting facilities will close at [11:59 p.m. (eastern time) on February 23, 2011]. Please be aware that if you vote over the Internet or by telephone, you may incur costs such as telephone and Internet access charges for which you will be responsible.
          The shares represented by each valid proxy received in time will be voted at the meeting and, if a choice is specified in the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to Citizens, the shares represented thereby will be voted in FAVOR of the election of the directors listed in the enclosed proxy card, in FAVOR of ratification of Baker Tilly Virchow Krause, LLP as Citizens’ independent registered public accounting firm for the fiscal year ending September 30, 2011, in FAVOR of the non-binding advisory proposal on executive compensation, and in FAVOR of approval of every “3 years” for the non-binding advisory proposal on the frequency of future advisory votes on executive compensation. If any other matters are properly presented at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting. As of the date of printing of this Proxy Statement, we do not know of any other matters that are to be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment.
          Shareholders may revoke proxies at any time to the extent they have not been exercised by giving us written notice or by a later executed proxy via the Internet, by telephone or by mail. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy. The cost of solicitation of proxies will be borne by Citizens. Solicitation will be made primarily by use of the mails; however, some solicitation may be made by our employees, without additional compensation, by telephone, by facsimile or in person.
Shareholders Entitled to Vote
     Only shareholders of record at the close of business on January 7, 2011 will be entitled to notice of and to vote at the Annual Meeting. On the record date, we had outstanding 5,113,258 shares of our common stock, $0.01 par value per share (the “Common Stock”), entitled to one vote per share.
Quorum; Required Vote
          A majority of the votes entitled to be cast at the Annual Meeting, represented either in person or by proxy, shall constitute a quorum with respect to the meeting. Approval of the election of the nominee directors requires a plurality of the shares represented at the meeting, meaning that the two individuals receiving the largest number of votes are elected as directors. The ratification of the appointment of the independent registered public accounting firm and the approval of the non-binding advisory vote on our executive compensation requires the affirmative votes of a majority of the shares cast, in person or by proxy, at the Annual Meeting by the holders of the Common Stock. For the non-binding advisory proposal on the frequency of future advisory votes on executive compensation, shareholders may vote on an advisory basis as to whether future “Say on Pay” votes should occur every 1, 2 or 3 years, or abstain. A plurality of the votes cast for this proposal is required for the approval of a choice among every 1, 2 or 3 years, meaning that whichever of 1, 2 or 3 years receives the most votes will be approved. Abstentions and broker nonvotes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement but will not count toward the determination of whether the directors are elected or the other proposals are approved. The Inspector of Election appointed by our Board of Directors will count the votes and ballots.
          Certain shares of our issued and outstanding Common Stock are held by participants in our 401(k) Profit Sharing Plan (the “401(k) Plan”). If you hold shares of our Common Stock in the 401(k) Plan, the trustee for the 401(k) Plan will vote the shares you hold through the plan as you direct. We will provide plan participants who hold Common Stock through the plan with forms on which participants may communicate their voting instructions. If voting directions are not received for shares held in the 401(k) Plan, the 401(k) Plan trustee will vote the participant’s shares in the same proportion as shares for which the trustee has received voting instructions from other participants.
PROPOSAL 1: ELECTION OF DIRECTORS
          It is intended that shares represented by proxies in the enclosed form will be voted for the election of the nominees in the following table to serve as directors. Our Board of Directors is divided into three classes, with the term of office of each class ending in successive years. Two directors are to be elected at the Annual Meeting to serve for a term of three years expiring at our annual meeting of shareholders in 2014 and three directors will continue to serve for the terms designated in the following schedule.
          As indicated below, all persons nominated by the Board of Directors are incumbent directors. We anticipate that the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors).
Directors’ Qualifications
          Below is information as of the date of this proxy statement about each nominee for election to the Board of Directors at the Annual Meeting and each other director whose term continues after the Annual Meeting. The information presented includes information each nominee or director has given Citizens about his or her age, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. The information presented also includes a description for each director of the specific experience, qualifications, attributes and skills that led to the conclusion that he or she should serve as a director. Our Nominating Committee regularly evaluates the mix of experience, qualifications, attributes and skills of the Corporation’s directors using a matrix of areas that the Committee considers important for Citizens’ business. In addition to the information presented below regarding the nominee’s specific experience, qualifications, attributes and skills that led the Nominating Committee to the conclusion that the nominee should serve as a director, the Nominating Committee also considered the qualifications and criteria described below under “Corporate Governance Matters — Director Nominations” with the objective of creating a complementary mix of directors.
Board of Directors Recommendation
          The Board of Directors recommends that shareholders vote in FAVOR of the election of Richard McHugh and Thomas C. Kempen as directors of Citizens.

		Director
Name, Principal Occupation for Past Five Years and Directorships	Age	Since (1)

Nominees for election at the Annual Meeting (Class of 2014)
RICHARD MCHUGH	68	1985

Mr. McHugh has served as the Chairman of our Board since 1988 and has been the majority owner and President of Choice Products USA, LLC for the past 28 years. Choice Products is engaged in the national distribution of products for the fundraising industry. The Chairman of the Board is not considered one of our officers or employees. Mr. McHugh’s leadership and business acumen in the Eau Claire community led to the conclusion that he should serve as a director.

THOMAS C. KEMPEN	67	1982

Mr. Kempen has served as the Vice-Chairman of our Board since 1988 and has been a private investor since 2008. The Vice-Chairman of the Board is not considered one of our officers or employees. From 1973 until 2008 Mr. Kempen was the owner of T.C. Kempen Landscaping Supplies & Consulting. Mr. Kempen’s small business skills, leadership experience and operational experience led to the conclusion that he should serve as a director.

		Director
Name, Principal Occupation for Past Five Years and Directorships	Age	Since (1)

Incumbent Directors (Class of 2012):
BRIAN R. SCHILLING	56	1987

Mr. Schilling has served as the principal of Bauman Associates, Ltd., a certified public accounting firm, since 1990. Mr. Schilling previously served as the Managing Partner of Bauman Associates. Mr. Schilling’s skills, leadership experience and operational experience related to accounting, tax and finance matters and his qualification as an “audit committee financial expert” under the Securities and Exchange Commission’s rules led to the conclusion that he should serve as a director.

DAVID B. WESTRATE	67	1991

Mr. Westrate has been a private investor since 1996. Prior to retirement, Mr. Westrate was the owner of a direct mail business. Mr. Westrate’s entrepreneurial, leadership and human resources experience led to the conclusion that he should serve as a director.

Incumbent Director (Class of 2013):
TIMOTHY A. NETTESHEIM	54	2010

Mr. Nettesheim is a director and a shareholder of Reinhart Boerner Van Deuren s.c. (“Reinhart”), a law firm headquartered in Milwaukee, Wisconsin where Mr. Nettesheim has been practicing law for over 25 years. Mr. Nettesheim’s skills, professional experience related to corporate law and the financial services and banking industry led to the conclusion that he should serve as a director.

(1)	Includes service as a director of the Bank and its predecessors.
DIRECTORS’ MEETINGS AND COMMITTEES
Directors and Director Attendance
          Our Board of Directors held 13 meetings in fiscal 2010, and all of our nominee and incumbent directors attended at least 75% of the meetings of our Board of Directors and the committees thereof on which they served.
          Executive sessions or meetings of outside (non-management) directors without management present are held regularly for a general discussion of relevant subjects. In fiscal 2010, the outside directors met in executive session eleven times.
          The committees of our Board of Directors consist of the Audit Committee, the Compensation Committee and the Nominating Committee. The chart below identifies the members of each of these committees as of the date of this Proxy Statement, along with the number of meetings held by each committee during fiscal 2010:

	Audit		Compensation		Nominating
Number of Meetings	5		3		2
Name of Director:
David B. Westrate	X	*	X	*	X
Richard McHugh	X		X		X
Brian R. Schilling	X		X		X
Thomas C. Kempen			X		X	*
Timothy A. Nettesheim

X =	committee member;

* =	committee chairman

Audit Committee
          The Audit Committee is responsible for assisting our Board of Directors with oversight of: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) our independent auditor’s qualifications and independence; and (4) the performance of our internal accounting function and independent auditors. Our Audit Committee has the direct authority and responsibility to appoint, compensate, oversee and retain the independent auditors, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee’s report required by the rules of the Securities and Exchange Commission (the “Commission”) appears on page 10.
Compensation Committee
          The Compensation Committee, in addition to such other duties as may be specified by our Board of Directors, (1) determines the compensation levels of our Chief Executive Officer and other executive officers, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation; (2) reviews and makes recommendations to our Board of Directors with respect to incentive compensation plans and equity-based plans; and (3) reviews and makes recommendations to our Board of Directors with respect to the compensation of our outside directors. The Compensation Committee also administers our restricted stock, stock option and other stock incentive plans. We have adopted a formal charter for the Compensation Committee effective April 29, 2010.
          Our Compensation Process
          Citizens recognizes the importance of its employees in fulfilling its role as a successful business enterprise and a responsible corporate citizen. Our compensation philosophy is to compensate all employees (including our executive officers) at a level sufficient to attract, motivate, and retain the talent we need to achieve or surpass the short-term and long-term goals set forth in our business plan, without promoting irresponsible behavior. Guided by this philosophy, the pay and benefits practices of Citizens reflect our vision and values, and the economic condition of the banking industry, and are built on a framework of pay-for-performance, comprehensive position evaluations, and market-competitiveness. Executive management, with approval of our Board of Directors, fulfills our responsibility to promote the best interests of Citizens through the execution of sensible compensation principles and practices.
          Citizens’ philosophy is created and sustained on core compensation principles. In determining compensation levels, we consider the key factors to be:
1.	We will not create incentives that foster inappropriate risk nor pay excessive compensation. No Citizens compensation plan, program, or practice will promote excessive risk taking or encourage behavior inconsistent with Citizens’ vision, mission, or strategy. All compensation elements comply with appropriate regulations and sound compensation practices, which we believe neither pay excessive compensation nor encourage inappropriate risk taking.

2.	Citizens does not discriminate on the basis of race, gender, religion, national origin, veteran status, handicap, or sexual orientation in determining pay levels. Demonstrated performance, skills, commitment and results determine pay.

3.	Each pay grade and pay range will have a minimum, a maximum, and a mid-point. The minimum is the rate we will pay a new hire who meets the minimum required standards of education, skills, and experience. The midpoint is the highest rate we will pay a fully qualified performing employee in that job. Salary above mid-point will be based upon exemplary performance and signed off by our CEO/President.

4.	An employee’s level of impact on our organization. Not all positions are created equal. Various positions require different levels of skills, knowledge, and personal attributes that drive different rates of pay and/or variable compensation opportunity. We have established a job structure and job evaluation process that provides a formal hierarchy of grades and salary ranges.
All employees should be paid a wage in line with their position within an assigned range for that position. Salary range minimums are a guideline to pay for an entry point position for that wage range. Any incumbent with the requisite skills to perform the job at minimally acceptable standards should be paid at least this rate. The salary range midpoint is developed to represent the wage paid to an employee performing the expectations of their position.

Pay levels for positions are reviewed periodically.

5.	Our ability to pay drives our compensation program. Profitability is a key driver in determining compensation opportunity. The annual salary is the single largest investment Citizens makes each year. It is incumbent on our compensation professionals and senior management to ensure that our plans provide an appropriate return to Citizens and its shareholders, in addition to appropriately compensating successful performance.
     Citizens utilizes three general forms of compensation: Base salary, short-term incentive compensation, and long-term incentive compensation. We deliver compensation at various levels of the organization in different ways. In our most senior positions, we have a combination of base salary and short-term and long-term incentives to help us attract and retain talented leaders to ensure continued growth and continuity. In positions where there is a clear ability to impact performance by providing short-term incentives linked to specific goals, we have created incentive plans that we believe are market competitive and in line with our ability to pay. Short-and long-term incentives are tied directly to individual performance and/or business results. Awards are paid only when business performance is strong. At the lowest levels of the organization we rely on base salary. This array of compensation plans permits greater control over managing our fixed costs while providing competitive and meaningful rewards. Base salaries are fixed, primarily, based on market rates. Based primarily on performance against stated goals, short-and long-term incentive pay gives us the opportunity to reward for performance in a specific year, or over a period of years, without the recurring (and compounding) expense of a base salary adjustment. Each of our compensation components is described in greater detail below.
Summary
Our Compensation Philosophy guides our pay and benefits practices at Citizens and is adjusted based on the business environment. Our programs are based on Citizens’ ability to pay. Citizens’ goals are to invest sufficient compensation to attract, retain, and motivate our workforce to achieve our short- and long-term business goals.
Base salary
•	We pay base salaries to attract and retain talented employees.

•	Base salary increases are driven primarily by demonstrated value to the organization.

•	Base salaries are reviewed annually, and merit increases are awarded based on performance.
Short-term incentive (STI) plan
          Not all positions are eligible for short-term incentive plans. We have one main style of short-term incentive compensation: commissions. Commissions generally include a formula based on profits or revenues within a given line of business, for new business achieved.

Long-term incentive (LTI) plans
          Citizens’ long-term incentive plans reward key contributors who have demonstrated long-term positive impact to our success. These plans are designed to provide the opportunity for significant wealth accumulation for key contributors at the senior management level based on the performance of Citizens, and to enhance retention of these key executives. We have three forms of long-term incentives: stock option, deferred compensation, and restricted stock programs. All are designed to reward key significant contributors.
          Not all positions are eligible for long-term incentive plans. Senior officers become eligible at the discretion of the Board of Directors, based on demonstrated long-term value to Citizens. Each of our named executive officers (as defined below under the section “Executive Compensation”) are eligible to participate in our long-term incentive plans.
          Our Compensation Committee is Independent and Involved.
•	The Committee is comprised of fully independent Directors of the Corporation.

•	The Committee decides all compensation matters for our named executive officers.
          In addition, our Chief Executive Officer works with our Compensation Committee in making recommendations regarding our overall compensation policies and plans as well as specific compensation levels for our executive officers and other key employees, other than the Chief Executive Officer. Members of management who were present during Compensation Committee meetings in fiscal 2010 and the first part of fiscal 2011 included our Chief Executive Officer. The Compensation Committee makes all decisions regarding the compensation of our Chief Executive Officer without our Chief Executive Officer or any other member of our management present.
“At Risk” Compensation is Maintained Within Appropriate Levels.
•	Although profitability is a key driver for compensation opportunities, we do not reward, and in fact discourage, the taking of excessive or inordinate risk. Our Compensation Philosophy is “risk-reflective,” meaning we create our pay structure and programs to appropriately reward the returns from acceptable risk-taking through optimal pay mix, performance metrics, calibration and timing.

•	Employees eligible for incentives or commissions for new business are not permitted to make credit, investment, or consumer pricing decisions independently.

•	We have no “highly-leveraged” or uncapped incentive plans. Where there are elements of an incentive plan that are uncapped, the performance drivers of these elements are not risk based.

•	Incentive compensation plans for certain positions which contain significant risk to Citizens (e.g., CFO and COO) include corporate, division and individual components, and awards are determined or reviewed by the Compensation Committee prior to any payment.

•	Plan sponsors, those executives in charge of business lines in which incentive plans exist, are not eligible for awards under the plans they sponsor.

Nominating Committee
          The Nominating Committee is responsible for assisting our Board of Directors by: (1) identifying individuals qualified to become members of our Board of Directors and its committees; (2) recommending to our Board of Directors nominees for election to the Board at the annual meeting of shareholders; (3) developing and recommending to our Board of Directors a set of corporate governance principles applicable to Citizens; and (4) assisting our Board of Directors in assessing director performance and the effectiveness of the Board of Directors.
Charters of Committees
          The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee and Nominating Committee. Citizens maintains a website at www.ccf.us. Citizens makes available on its website, free of charge, copies of each of these charters. Citizens is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this Proxy Statement.
CORPORATE GOVERNANCE MATTERS
Director Independence
          Our Board of Directors has reviewed the independence of our continuing directors and the nominees for election to the Board at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based on this review, our Board of Directors determined that each of the following directors is independent under those standards:
          (1) Richard McHugh
          (2) David B. Westrate
          (3) Brian R. Schilling
          (4) Thomas C. Kempen
          Mr. Nettesheim is not independent because Mr. Nettesheim is a partner at Reinhart, a law firm retained by Citizens paid Reinhart approximately $263,000 in legal fees during the fiscal year ended September 30, 2010.
Board Leadership Structure
          Citizens currently has separate persons serving as the Chief Executive Officer and as Chairman of the Board of Directors. Edward H. Schaefer has served as the Chief Executive Officer of Citizens since January 2010 and Richard McHugh has served as the Chairman of the Board since 1988. Mr. McHugh serves as our lead outside or independent director and is an independent director under the applicable standards of the NASDAQ Stock Market. Although the Board of Directors does not have a formal policy with respect to its leadership structure, we believe that currently separating the positions of Chief Executive Officer and Chairman serves as an effective link between management’s role of identifying, assessing and managing risks and the Board of Directors’ role of risk oversight. Although Citizens believes that the separation of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, it will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, combining these offices would serve our best interests and the best interests of our shareholders.
The Board’s Role in Risk Oversight
          The role of our Board of Directors in Citizens’ risk oversight process includes receiving reports from members of our senior management on areas of material risk to Citizens, including operational, financial, legal and regulatory, strategic and reputational risks. The Board has authorized the Audit

Committee to oversee and periodically review Citizens’ enterprise risk assessment and enterprise risk management policies.
Director Nominations
          We have a standing Nominating Committee. Based on the review described under “Corporate Governance Matters—Director Independence,” our Board of Directors has determined that each member of the Nominating Committee is independent under the applicable standards of the NASDAQ Stock Market.
          The Nominating Committee will consider director nominees recommended by shareholders. A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board of Directors must send a written notice by mail, c/o Secretary, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of our Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934 or as is required by the Corporation’s Bylaws; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of our Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by the shareholder making the recommendation.
          We may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director. Shareholder recommendations will be considered only if received in accordance with the advance notice provisions contained in the Corporation’s Bylaws.
          The Nominating Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. The Nominating Committee believes that a nominee recommended for a position on our Board of Directors must have an appropriate mix of director characteristics, experience, diverse perspectives and skills. Qualifications of a prospective nominee that may be considered by the Nominating Committee include:
•	personal integrity and high ethical character;

•	professional excellence;

•	accountability and responsiveness;

•	absence of conflicts of interest;

•	fresh intellectual perspectives and ideas; and

•	relevant expertise and experience and the ability to offer advice and guidance to management based on that expertise and experience.
          Citizens does not have a formal policy for the consideration of diversity by the Nominating Committee in identifying nominees for director. Diversity is one of the factors the Nominating Committee may consider and in this respect diversity may include race, gender, national origin or other characteristics.
          As noted above, Timothy A. Nettesheim was appointed as a director during fiscal 2010. He was recommended for appointment as a director by a non-management director.

Communications between Shareholders and the Board of Directors
          Our shareholders may communicate with the Board or any individual director by directing such communication to our Secretary at the address of our corporate headquarters, 2174 EastRidge Center, Eau Claire, Wisconsin 54701. Each such communication should indicate that the sender is a shareholder of the Corporation and that the sender is directing the communication to one or more individual directors or to the Board as a whole.
          All communications will be compiled by our Secretary and submitted to the Board of Directors or the individual directors on a monthly basis unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to Citizens or our business or communications that relate to improper or irrelevant topics. Our Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about Citizens or where it is a stock-related matter.
Attendance of Directors at Annual Meetings of Shareholders
          We do not have a formal policy regarding the attendance of our directors and nominees for election as directors at our annual meeting of shareholders. However, we expect that all of our directors and nominees for election as directors at our annual meeting of shareholders will attend the annual meeting, absent a valid reason, such as a schedule conflict. All of our nominee and incumbent directors attended the annual meeting of shareholders held on February 25, 2010.
Code of Business Conduct and Ethics
          We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our Chief Executive Officer and principal financial and accounting officer. A copy of the Code of Business Conduct and Ethics is available free of charge by contacting Edward H. Schaefer, our President and Chief Executive Officer, at (715) 836-9994 and has been filed with the Commission as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2010, which was filed with the Commission on December 23, 2010.
AUDIT COMMITTEE MATTERS
Report of the Audit Committee
          The Audit Committee is comprised of three members of our Board of Directors. Based upon the review described above under “Corporate Governance Matters—Director Independence,” our Board of Directors has determined that each member of the Audit Committee is independent as defined in the applicable standards of the NASDAQ Stock Market and the rules of the Commission. The duties and responsibilities of our Audit Committee are set forth in the Audit Committee Charter.
          The Audit Committee has:
•	reviewed and discussed our audited financial statements for the fiscal year ended September 30, 2010 with our management and with our independent auditors;

•	discussed with our independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, “Communications with Audit Committees,” as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	received and discussed with our independent auditors the written disclosures and the letter from our independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence.
          Based on such review and discussions with management and with the independent auditors, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 2010, for filing with the Commission.
AUDIT COMMITTEE:
David B. Westrate — Chairman
Richard McHugh
Brian R. Schilling
Information Regarding Change of Auditors
          On March 25, 2010, Citizens dismissed Wipfli, LLP as its independent public accountants and appointed Baker Tilly Virchow Krause, LLP as its new independent public accountants. The decision to dismiss Wipfli, LLP and to retain Baker Tilly Virchow Krause, LLP was approved by our Audit Committee on March 25, 2010.
          Wipfli, LLP’s reports on our consolidated financial statements for each of the fiscal years ended September 30, 2009 and September 30, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals. During the fiscal years ended September 30, 2009 and September 30, 2008 and through March 25, 2010, there were no disagreements with Wipfli, LLP on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures which, if not resolved to Wipfli, LLP’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events, as listed in 304(a)(1)(v) of Commission Regulation S-K.
          During the fiscal years ended September 30, 2009 and September 30, 2008 and through March 25, 2010, we did not consult with Baker Tilly Virchow Krause, LLP regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Commission Regulation S-K.

Fees of Independent Registered Public Accounting Firm
          The following table summarizes the fees we were billed for audit and non-audit services rendered by our independent auditors, Wipfli LLP, during fiscal 2010 and 2009 and Baker Tilly Virchow Krause, LLP during fiscal 2010:

	Baker Tilly
	Virchow Krause, LLP	Wipfli, LLP
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Service Type	September 30, 2010	September 30, 2010	September 30, 2009

Audit Fees (1)	$109,910	$8,847	$117,247
Audit Related Fees (2)	$—	$1,560	$54,243
Tax Fees (3)	675	$9,000	$26,835
All Other Fees (4)	—	16,132	56,835

Total Fees Billed	$110,585	$35,539	$255,161

(1)	Includes fees for professional services rendered in connection with the audit of our financial statements for the fiscal years ended September 30, 2010 and September 30, 2009; and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during those fiscal years.

(2)	Consists of fees for consultations on accounting and other financial matters.

(3)	Consists of fees for services rendered related to tax compliance, tax advice and tax consultations.

(4)	Consists of fees for retirement plan accounting and consulting services, approved non-audit service engagements and compliance examinations.
          The Audit Committee of our Board of Directors considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Baker Tilly Virchow Krause, LLP and, formerly, Wipfli, LLP.
          The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by our independent auditors. The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy. The Audit Committee reviews and, if appropriate, approves non-audit service engagements in accordance with the terms of such policy, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent auditors.
          Each new engagement of our independent auditors to perform non-audit services set forth in the table above has been approved in advance by the Audit Committee pursuant to the foregoing procedures.
Audit Committee Financial Expert
          Our Board of Directors has determined that at least one of the members of our Audit Committee qualifies as an “audit committee financial expert” as defined by the rules of the Commission. Brian R. Schilling qualifies as an “audit committee financial expert” based on his work experience and duties as the Managing Partner of Bauman Associates, Ltd., a certified public accounting firm.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
          Our Audit Committee has appointed Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm to audit the Corporation’s consolidated financial statements for the fiscal year ending September 30, 2011. Unless otherwise directed, proxies will be voted in FAVOR of the ratification of such appointment.
          Although this appointment is not required to be submitted to a vote of shareholders, our Board of Directors believes it appropriate as a matter of policy to request that our shareholders ratify the appointment. If shareholder ratification is not received, the Board of Directors will reconsider the appointment, and may retain that firm or another firm without resubmitting the matter to the Corporation’s shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time during the fiscal year if it determines that such change would be in the Corporation’s best interests.
          It is expected that a representative of Baker Tilly Virchow Krause, LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
EXECUTIVE OFFICERS
          The following table sets forth the name, age, current position and principal occupation and employment during the past five years of our executive officers who are not nominees for or incumbent directors:

Name	Age	Current Position	Other Positions

Edward H. Schaefer	48	Chief Executive Officer and President of the Corporation and Citizens Community Federal, the Corporation’s wholly owned subsidiary (the “Bank”), since January 2010 and	None.

Timothy J. Cruciani	50	Chief Operating Officer of the Corporation and Bank since June 22, 2010.	Executive Vice President of the Corporation from January 2005 to September 30, 2009; Mr. Cruciani joined the Bank in 1989. His most recent position was President, a position he held from September 30, 2009 until June 22, 2010.

Rebecca L. Johnson	49	Controller and Principal Financial and Accounting Officer of the Corporation since March 25, 2010.	Senior Vice President Management Information Center/Accounting of the Corporation and the Bank from 2002 until March 25, 2010. Ms. Johnson joined the Bank in 1980 and is generally responsible for all accounting activities associated with the Bank.
SECURITY OWNERSHIP
          The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of January 7, 2011 by (1) each director and named executive officer (as defined below), (2) all directors and executive officers as a group, and (3) each person or other entity known by us to beneficially own more than 5% of our outstanding Common Stock.
          The following table is based on information supplied to us by the directors, officers and shareholders described above. We have determined beneficial ownership in accordance with the rules of the Commission. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of our Common Stock subject to options that are either currently exercisable or exercisable within 60 days of January 7, 2011 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 5,113,258 shares outstanding as of January 7, 2011.
          Unless otherwise indicated, the address for each person listed below is 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

	Shares of Common	Percent of Common
	Stock Beneficially	Stock Beneficially
Name	Owned	Owned

Principal Shareholders:
Horwitz and Associates, Inc. (1)	510,927	9.99%
Friedlander & Co., Inc. (2)	359,818	7.04%
Citizens Community Bancorp, Inc. 401(k) Profit Sharing Plan (3)	276,004	5.40%

Directors and Executive Officers:
Richard McHugh (4)	207,812	4.06%
Thomas C. Kempen (5)	31,781	*
Brian R Schilling (6)	14,695	*
David B. Westrate (7)	133,444	2.61%
Timothy A. Nettesheim (8)	1,300	*
Edward H. Schaefer (9)	2,150	*
Timothy J. Cruciani (10)	54,148	*
Rebecca L. Johnson (11)	26,045	*
All directors (including nominees) and executive officers as a group (8 persons)	471,375	9.22%

*	Denotes less than 1%

(1)	Horwitz and Associates, Inc. (“Horwitz”) filed a Schedule 13G on January 27, 2010, reporting that as of January 26, 2010, Horwitz was the beneficial owner of 510,927 shares of our Common Stock, with shared investment power over all 510,927 shares of our Common Stock. Horwitz’s address is 2610 Lake Cook Road, Suite 190, Riverwoods, IL 60015.

(2)	Friedlander & Co., Inc. and Theodore Friedlander III (collectively, “Friedlander”) filed a Schedule 13G/A dated February 16, 2010, reporting that as of December 31, 2009, Friedlander was the beneficial owner of 359,818 shares of our Common Stock, with shared investment power over 315,120 shares and sole voting power over 44,698 shares of our Common Stock. Friedlander’s address is 322 East Michigan Street, Suite 250, Milwaukee, WI 53202.

(3)	The Citizens Community Bancorp, Inc. 401(k) Profit Sharing Plan (the “Plan”) filed a Schedule 13G on February 12, 2010 reporting that as of December 31, 2009, the Plan was the beneficial owner of 276,004 shares of our Common Stock, with shared voting power and sole investment power over all such shares of Common Stock. The trustee of the Plan (the “Trustee”) may be deemed to beneficially own all of the shares of Common Stock held by the Plan. However, the Trustee expressly disclaims beneficial ownership of all of such shares. Other than the shares held by the Plan, the Trustee does not beneficially own any shares of Common Stock. Pursuant to the Plan, participants in the Plan are entitled to instruct the Trustee as to the voting of the shares of Common Stock held in their Plan accounts. On each issue with respect to which shareholders are entitled to vote, the Trustee is required to vote the shares held by the Plan for which the Trustee has not received voting instructions from the participants in the manner directed under the Plan. The Plan’s address is 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

(4)	Consists of 34,048 shares of our Common Stock held by Mr. McHugh’s spouse (Mr. McHugh disclaims beneficial ownership of the shares held by his spouse), 159,524 shares of our Common Stock owned directly by Mr. McHugh and 14,240 shares of our Common Stock subject to stock options.

(5)	Consists of 17,541 shares of our Common Stock owned directly by Mr. Kempen and 14,240 shares of our Common Stock subject to stock options.

(6)	Consists of 455 shares of our Common Stock owned directly by Mr. Schilling and 14,240 shares of our Common Stock subject to stock options.

(7)	Consists of 101,485 shares of our Common Stock owned directly by Mr. Westrate, 14,240 shares of our Common Stock subject to stock options, 5,300 shares of our Common Stock held by Oakdale LLC (“Oakdale”), 9,553 shares of our Common Stock held by Scanton Street, LLP (“Scanton”) and 2,866 shares of our Common Stock held by Northshore Partnership Ltd. (“Northshore”). Under the rules of the Commission, Mr. Westrate may be deemed to have voting and dispositive power as to the shares held by each of Oakdale, Scanton and Northshore since Mr. Westrate is an officer, director and equity owner of each of such entities.

(8)	Consists of 1,300 shares of our Common Stock owned directly by Mr. Nettesheim.

(9)	Consists of 2,150 shares of our Common Stock owned directly by Mr. Schaefer.

(10)	Consists of 23,519 shares of our Common Stock owned directly by Mr. Cruciani, 5,000 shares owned by Mr. Cruciani in the Citizens Community Bancorp, Inc. 401(k) Profit Sharing Plan, and 25,629 shares of our Common Stock subject to stock options.

(11)	Consists of 9,654 shares of our Common Stock owned directly by Ms. Johnson, 5,000 shares owned by Mr. Johnson in the Citizens Community Bancorp, Inc. 401(k) Profit Sharing Plan, and 11,391 shares of our Common Stock subject to stock options.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of our equity securities on Form 4 or 5. The rules promulgated by the Commission under section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to section 16(a).
          Based solely upon a review of copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that during the fiscal year ended September 30, 2010 all reports required by Section 16(a) to be filed by our directors, executive officers and 10% shareholders were filed with the Commission on a timely basis, except that each of John D. Zettler, our former Chief Financial Officer, and Rebecca Johnson, our Controller and principal financial and accounting officer, filed Form 4 reports on February 23, 2010 reporting a transaction occurring on February 18, 2010 and David B. Westrate, one of our directors, filed a Form 4 report on June 4, 2010 reporting a transaction occurring on June 1, 2010.

EXECUTIVE COMPENSATION
          The table below provides information for our last two fiscal years regarding compensation paid by the Corporation to the person who served as our principal executive officer in fiscal 2010, and our two other most highly compensated executive officers based on their total compensation in fiscal 2010. The individuals listed in this table are referred to elsewhere in this proxy statement as the “named executive officers.”
Summary Compensation Table

	Fiscal			Option	Stock	All Other
Name and Principal Position	Year	Salary	Bonus (1)	Awards (2)	Awards (3)	Compensation (4)	Total

Edward H. Schaefer	2010	$187,846	$—	$—	$—	$77,437	$265,283
CEO and President	2009	$—	$—	$—	$—	$—	$—
Timothy J. Cruciani	2010	$132,789	$—	$—	$—	$28,641	$161,430
Chief Operating Officer	2009	$129,946	$—	$—	$—	$34,045	$163,991
Rebecca L. Johnson	2010	$99,670	$—	$—	$—	$17,038	$116,708
Principal Finacial and Accounting Officer	2009	$99,679	$—	$—	$—	$25,816	$125,495
Explanatory Notes for Summary Compensation Table:
1.	For fiscal years 2010 and 2009, the Compensation Committee decided not to award any bonus payments based on that fiscal year’s performance.

2.	These amounts reflect the grant date fair value of option awards granted in the applicable fiscal year, computed in accordance with Accounting Standards Codification Topic 718-10 (formerly FAS 123(R). We calculate the grant date fair value of option awards using the Black-Sholes option pricing model. For purposes of this calculation, the impact of forfeitures is excluded until they actually occur. The other assumptions made in valuing option awards are included under the caption “Note 13 — Stock-Based Compensation Plans” in the Notes to our Consolidated Financial Statements in the fiscal year 2010 Annual Report on Form 10-K, as amended, and such information is incorporated herein by reference. For fiscal years 2010 and 2009, there were no option awards granted

3.	These amounts reflect the grant date fair value of restricted stock awards granted in the applicable fiscal year, computed in accordance with Accounting Standards Codification Topic 718-10 (formerly FAS 123(R), excluding estimated forfeitures. The assumptions made in valuing stock awards are included under the caption “Note 13 — Stock-Based Compensation Plans” in the Notes to our Consolidated Financial Statements in the fiscal year 2010 Annual Report on Form 10-K, as amended, and such information is incorporated herein by reference. For fiscal years 2010 and 2009, there were no restricted stock awards granted.

4.	The table below shows the components of this column, which include our match for each individual’s 401(k) plan contributions, the cost of premiums paid by us for term life insurance under which the named executive officer is a beneficiary, consulting fees, board of director (BOD) fees, cash in lieu of vacation and company car benefits. The consulting fees and board of director fees represent amounts paid to Mr. Schaefer from October 1, 2009 through December 31, 2009, the period prior to his appointment as our Chief Executive Officer. Effective January 4, 2010, Mr. Schaefer was appointed our Chief Executive Officer. From October 1, 2009 through January 3, 2010, Mr. Cruciani served as our principal executive officer.

						Vacation and
	Fiscal	401(k)	Life	Consulting	BOD	Company Car	Total “All Other
Name and Principal Position	Year	Match	Insurance	Fees	Fees	Benefits	Compensation”

Edward H. Schaefer	2010	$2,437	$—	$60,000	$15,000	$—	$77,437
CEO and President	2009	$—	$—	$—	$—	$—	$—
Timothy J. Cruciani	2010	$4,305	$420		$—	$23,916	$28,641
Chief Operating Officer	2009	$3,895	$371	$—	$—	$29,769	$34,035
Rebecca L. Johnson	2010	$3,239	$310		$—	$13,489	$17,038
Principal Finacial and Accounting Officer	2009	$2,990	$286	$—	$—	$22,540	$25,816
Stock Awards
          During our fiscal year ended September 30, 2010, no stock options were granted and no awards of shares of restricted stock were made to any of our named executive officers.
Outstanding Equity Awards at Fiscal Year End
          The following table sets forth information on outstanding option and restricted stock awards held by the named executive officers at September 30, 2010, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option and the number of shares of restricted stock held at fiscal year end that have not yet vested.

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities			Number of	Market Value
	Underlying	Underlying			Shares or	of Shares or
	Unexercised	Unexercised	Option	Option	Units of Stock	Units That
	Options (#)	Options (#)	Exercise Price	Expiration	That Have	Have Not
Name	Exercisable	Unexercisable	($)	Date (2)	Not Vested (#)	Vested ($) (1)

Edward H. Schaefer	—	—	7.04	NA	—	$—
Timothy J. Cruciani	25,629	—	7.04	02/04/15	—	$—
Rebecca L. Johnson	11,391	—	7.04	02/04/15	—	$—

(1)	Market value equals the closing market price of our common stock on September 30, 2010, which was $4.43, multiplied by the number of shares of restricted stock.

(2)	The common stock option vests pro rata over a five year period on each of February 4, 2006 February 4, 2007, February 4, 2008, February 4, 2009 and February 4, 2010.
Employment Agreements
          Each of Mr. Cruciani and Ms. Johnson formerly signed an employment agreement with the Bank providing for rolling three-year employment periods. Under these employment agreements, the salary levels for fiscal 2009 were $129,946, and $99,679, respectively. The agreements also provided for equitable participation by the officers in our employee benefit plans. Effective as of December 7, 2009, we terminated each of these employment agreements.
          Effective July 1, 2010, the Bank entered into an employment agreement with Mr. Schaefer, our President and Chief Executive Officer. Under the terms of the agreement, Mr. Schaefer’s employment with the Bank shall continue until December 31, 2012. Under the employment agreement, Mr. Schaefer agrees to serve as our President and Chief Executive Officer and he is entitled to the following benefits:

•	a base salary established by our Board of Directors that is reviewed annually by our Board;

•	participation in an equitable manner along with our other executive officers in discretionary bonuses as authorized and declared by our Board;

•	participation in our equity incentive plans at the discretion of our Board;

•	participation in our other pension, profit-sharing, life, health and fringe benefit programs in which all of our other full time executive officers participate; and

•	in the event Mr. Schaefer’s employment is terminated by Citizens without cause (as defined in the employment agreement) or by Mr. Schaefer for good reason (as defined in the employment agreement), then he is entitled to continuation of his then effective base salary for the remainder of the term of employment and continuation of group health benefits and other group insurance and retirement benefits that he would have received for the remainder of the term of his employment if his employment had not been terminated, to the extent such benefits are allowed under the terms of the applicable plans.
Post-Employment Compensation
          401(k) Plan Benefits
          Our executive officers are eligible to participate in our 401(k) plan on the same terms as our other employees. Our 401(k) plan is a qualified, tax-exempt savings plan with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code. All employees who have attained age 21 and completed 90 days of continuous employment, are eligible to participate in the 401(k) plan.
          Participants are permitted to make salary reduction contributions to the 401(k) plan of up to 100% of their salary, up to a maximum of $16,500 ($22,000 for employees over 50 years of age) for calendar year 2010 and 2011. We match each contribution in an amount equal to 100% of the participant’s 401(k) deferrals for the year up to 4% of their salary, provided the participant must contribute a minimum of 4% of his or her salary as a condition to receiving the matching contribution. All contributions made by participants are before-tax contributions. All participant contributions and earnings are fully and immediately vested.
          Participants may invest amounts contributed to their 401(k) plan accounts in one or more investment options available under the 401(k) plan. Changes in investment directions among the funds are permitted on a periodic basis pursuant to procedures established by the plan administrator. Each participant receives a quarterly statement that provides information regarding, among other things, the market value of all investments and contributions made to the 401(k) plan on the participant’s behalf. Mr. Cruciani and Ms. Johnson received 3% contributions through June 30, 2010. All named executive officers in the Summary Compensation Table received 4% contributions from July 1, 2010 through September 30, 2010.
          Supplemental Executive Retirement Plan
          We maintain a Supplemental Executive Retirement Plan (“SERP”), which provides benefits to certain key employees selected by the Compensation Committee upon retirement, including our named executive officers. This plan was established as an unfunded, non-contributory defined benefit plan under which we would pay supplemental pension benefits to certain key employees upon retirement. Benefits were based on a formula that includes a participant’s past and future earnings and years of service. Effective May 2009, we suspended the accrual of benefits to participants under the SERP and effective as of September 30, 2009 all future benefits under the SERP were discontinued. Each of Mr. Cruciani and Ms. Johnson voluntarily surrendered any benefit potentially owed them under the plan. Accordingly, as of September 30, 2010 none of our named executive officers had any accumulated benefit under the SERP.

          Employee Stock Ownership Plan
          The Bank established an employee stock ownership plan (the “ESOP”) in 2004 for employees of the Bank. The terms of the ESOP allowed Citizens during any plan year, to make additional discretionary contributions for the benefit of plan participants in either cash or shares of our Common Stock. During fiscal 2009, we made contributions to Mr. Cruciani’s and Ms. Johnson’s accounts in the ESOP in the amounts of $29,154 and $22,267, respectively. Effective as of December 31, 2009, we terminated the ESOP and the allocated shares were merged into the 401(k) Plan. We did not make any contributions to the ESOP for the named executive officers during fiscal 2010.
          Other Stock Benefit Plans
          At the discretion of our Compensation Committee, our executive officers are eligible to participate in our equity incentive plans, including Citizens Community Bancorp, Inc.’s 2004 Stock Option and Incentive Plan and the 2004 Recognition and Retention Plan. Eligible awards under these plans include, without limitation, stock options, stock appreciation rights, restricted stock and restricted stock units. Eligible participants under these plans include our directors, officers and other employees of Citizens Community Bancorp, Inc. or Citizens Community Federal. Upon the death or disability of the participant or upon a change of control of Citizens Community Bancorp, Inc., these awards become 100% exercisable or vested.
DIRECTOR COMPENSATION
General Information
          Each of our non-employee directors, except our Chairman and Vice-Chairman, receives an annual retainer of $12,000. Our Chairman receives an annual retainer of $18,000 and our Vice-Chairman receives an annual retainer of $14,000. Additionally, each director receives $1,000 for each Board meeting attended. In addition to the foregoing amounts, the members of our Compensation Committee and Audit Committee each receive an additional annual retainer of $3,000. Moreover, the chairman of each of our Compensation Committee and Audit Committee receive an additional $500 per meeting for attendance at each meeting of the Compensation Committee and Audit Committee.
          We maintain a Director Retirement Plan, which is an unfunded, non-contributory defined benefit plan providing for supplemental pension benefits for our directors. Benefits are based on a formula that includes participants’ past and future earnings and years of service with Citizens. This retirement plan is administered by the Compensation Committee, which selects participants in the plan. Director McHugh is credited with one month of service under the plan for each month served since August 1, 2002. The remaining directors are credited with one month of service under the plan for every two months of service since August 1, 2002. The benefits under the plan are monthly payments for the lesser of 120 months or actual months of service under the plan, rounded up to the next full quarter end. Non-employee directors McHugh, Westrate, Schilling and Kempen are participants in the plan. Director McHugh has quarterly benefits of $4,500 per quarter, and non-employee directors Westrate, Schilling and Kempen have quarterly benefits of $2,000 per quarter. Unless a vesting schedule is included in a participant’s plan agreement, each participating director is fully vested in the benefits under the plan upon executing the plan agreement. The benefits under the plan are unfunded and unsecured and are merely promised by Citizens. We are under no obligation to fund the plan in advance; however, if we chose to do so, such funded amounts would be automatically expensed at the time of funding. We accrue for the new liability based on a present value calculation. Benefits are expensed on a straight line basis over the remaining months until eligible retirement. Effective as of September 30, 2009, no director elected or selected (that was not an existing director as of such date) to become a director of Citizens after that date is eligible to participate in the Director Retirement Plan. All benefits owing our directors under this plan are vested.

As of September 30, 2010, the accumulated present value of the benefit accrued under this plan for each of Mr. McHugh, Mr. Westrate, Mr. Kempen and Mr. Schilling was $186,769, $59,014, $61,457 and $42,892, respectively.
Director Summary Compensation Table
          The following table summarizes the director compensation for fiscal year 2010 for all of our non-employee directors.

				Non-Qualified
				Deferred
	Fees Earned or	Option	Stock	Compensation
Name	Paid in Cash ($)	Awards (1)	Awards (2)	Earnings ($) (3)	Total ($)

Richard McHugh	$37,000	$—	$—	$3,305	$40,305
David B. Westrate	$37,000	$—	$—	$3,177	$40,177
Thomas C. Kempen	$29,000	$—	$—	$797	$29,797
Brian R. Schilling	$30,000	$—	$—	$3,310	$33,310
Timothy A. Nettesheim	$4,000	$—	$—	$—	$4,000

(1)	For fiscal year 2010, there were no option awards granted.

(2)	For fiscal year 2010, there were no restricted stock awards granted.

(3)	“Non-Qualified Deferred Compensation Earnings” includes for the applicable fiscal year the aggregate increase in the actuarial present value of each named director’s accumulated benefit under our Director Retirement Plan, using the same assumptions and measurement dates used for financial reporting purposes with respect to our audited financial statements for the applicable fiscal year. See the caption “Note 12 — Retirement Plans” in the Notes to our Consolidated Financial Statements in the fiscal year 2010 Annual Report on Form 10-K, as amended, and such information is incorporated herein by reference. Effective as of September 30, 2009, no director elected or selected (that was not an existing director as of such date) to become a director of Citizens after that date is eligible to participate in the Director Retirement Plan.
TRANSACTIONS WITH RELATED PERSONS
          The Bank has a written policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Citizens, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.
          Timothy A. Nettesheim is a director and a shareholder of Reinhart. Reinhart serves as our outside legal counsel. During fiscal 2010, Citizens paid Reinhart approximately $263,000 for legal services. We believe that the amounts paid to Reinhart are no greater than the fair market value of the services received.
PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
          We believe that our compensation policies and procedures, which are reviewed and approved by our Compensation Committee, are designed to align our named executive officer’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are important to Citizens’ continued success. The Compensation Committee periodically reviews all elements of our executive compensation program and takes any steps it deems necessary to continue to fulfill the objectives of our compensation programs.
          Shareholders are encouraged to carefully review the “Directors Meetings and Committees — Compensation Committee” and “Executive Compensation” sections of this Proxy Statement for a detailed discussion of our executive compensation programs. These programs have been designed to promote a performance-based culture which aligns the interests of our executive officers and other managers with the interests of our shareholders. This includes equity awards, with long-term vesting requirements based on the executive officers achieving company goals and objectives.
          We believe shareholders should consider the following in determining whether to approve this proposal:
•	We are not required to provide any severance or termination pay or benefits to any non-contractual named executive officer;

•	The named executive officers are not entitled to any tax gross-up payments in connection with our compensation programs;

•	Each member of Citizens’ Compensation Committee is independent under the applicable standards of the NASDAQ Stock Market;

•	The Compensation Committee continually monitors our performance and adjusts compensation practices accordingly. For example, based on fiscal 2010 results, no incentive equity awards were granted to executive management;

•	The Compensation Committee regularly assesses our individual and total compensation programs against peer companies, the general marketplace and other industry data points;

•	We have maintained base salaries for our named executive officers at modest levels, and in recent years have limited increases in the base salaries paid to our named executive officers; and

•	We no longer offer supplemental retirement benefits to any of our named executive officers.
          For the reasons discussed above, the Board recommends that the shareholders vote in favor of the following resolution:
“Resolved, that the shareholders of Citizens Community Bancorp, Inc. approve the compensation of Citizens’ named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
          Because this shareholder vote is advisory, it will not be binding on the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
Vote Required for Approval
          The approval of the non-binding advisory proposal on our executive compensation described in this Proxy Statement requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved.

Board of Directors Recommendation
          The Board of Directors recommends a vote “FOR” the non-binding advisory resolution approving our executive compensation.
PROPOSAL 4: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE
ADVISORY VOTES ON EXECUTIVE COMPENSATION
          This is the first year that we are submitting a proposal for “Say on Pay” to our shareholders pursuant to Proposal 3 as required by the Dodd-Frank Act and Commission rules and regulations. The Dodd-Frank Act also requires that we submit to a vote of our shareholders once every six years a non-binding advisory proposal on the frequency of future “Say on Pay” votes. Shareholders may vote on an advisory basis as to whether future “Say on Pay” votes should occur every 1, 2 or 3 years.
          The enclosed proxy allows shareholders to vote for 1, 2 or 3 years for the non-binding advisory proposal for the frequency of future “Say on Pay” votes, or to abstain. The Board of Directors recommends that shareholders vote for every “3 years” for the non-binding advisory proposal on the frequency of future advisory votes on executive compensation because:
•	of the relatively small size and limited resources of our financial institution;

•	it is more closely aligned with the goal of our compensation programs to support long-term term value creation and to incentivize and reward performance over a multi-year period and having triennial votes will allow shareholders to better judge our programs in relation to our long-term performance; and

•	triennial votes will offer Citizens the time to fully consider the results of “Say on Pay” votes and implement necessary changes.
          Because this shareholder vote is advisory, it will not be binding on the Board of Directors. However, the Board of Directors will take into account the outcome of the vote when considering the frequency of future “Say on Pay” votes.
Vote Required for Approval
          Shareholders may vote on an advisory basis as to whether future “Say on Pay” votes should occur every 1, 2 or 3 years, or may abstain. A plurality of the votes cast is required for the approval of the choice among every 1, 2 or 3 years for this proposal. This means that whichever of 1, 2 or 3 years receives the most votes will be approved. Abstentions and broker non-votes will not count toward the determination of whichever of 1, 2 or 3 years is approved.
Board of Directors Recommendation
          The Board of Directors recommends a vote “FOR” approval of every “3 years” for the non-binding advisory proposal on the frequency of future advisory votes on executive compensation. Although the Board of Directors recommends that you vote for every “3 years,” the enclosed proxy allows you to vote for 1, 2 or 3 years, or to abstain. You are not voting simply to approve or disapprove the Board of Directors’ recommendation.
ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K
          We are required to file an annual report, called a Form 10-K, with the Securities Exchange Commission. A copy of Form 10-K, as amended, for the fiscal year ended September 30, 2010 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written requests should be directed to Edward H. Schaefer, President and Chief Executive Officer Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701.
SHAREHOLDER PROPOSALS
          Any shareholder who desires to submit a proposal for inclusion in our 2012 Proxy Statement in accordance with Rule 14a-8 must submit the proposal in writing to Edward H. Schaefer, President and Chief Executive Officer; Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701. We must receive a proposal by September 20, 2011 (120 days prior to the anniversary of the mailing date of this Proxy Statement) in order to consider it for inclusion in our 2012 Proxy Statement.
          Shareholder proposals that are not intended to be included in the proxy materials for our 2012 annual meeting, but that are to be presented by the shareholder from the floor are subject to advance notice provisions in our Bylaws. According to our Bylaws, in order to be properly brought before the meeting, a proposal not intended for inclusion in our proxy materials must be received at our principal offices after September 20, 2011 (120 days prior to the anniversary of the mailing date of this Proxy Statement) and before October 20, 2011 (90 days prior to the anniversary of the mailing date of this Proxy Statement), except with respect to director nominations. The notice must set forth the following: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of the shareholder proposing such business, as they appear on the Corporation’s books, and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and number of shares of the Corporation’s capital stock that are beneficially owned or of record by such shareholder and beneficial owner; (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
          Shareholder proposals related to director nominations under our Bylaws must be received at our principal offices not less than ninety (90) days prior to the date of the meeting; provided, however, that if less than one hundred (100) days’ notice or prior disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made by the Corporation, whichever shall first occur. The shareholder’s notice must comply with the same requirements for the notice described above for proposals other than in connection with director nominations, must be in writing and shall set forth: (a) as to each person whom such shareholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor rule or regulation, (b) as to the shareholder giving the notice: (i) the name and address of such shareholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder and such beneficial owner; (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder; (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

          If the notice does not comply with the requirements set forth in our Bylaws, the chairman of the meeting may refuse to acknowledge the matter. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2012 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.
OTHER MATTERS
          Our directors know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

BY ORDER OF THE BOARD OF DIRECTORS

Edward H. Schaefer,
President and CEO

Eau Claire, Wisconsin
January 18, 2011

REVOCABLE PROXY
CITIZENS COMMUNITY BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
FEBRUARY 24, 2011 – 4:00 P.M., LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Richard McHugh as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders (“Meeting”), to be held at the Eau Claire Golf and Country Club located at 828 Club View Lane, Altoona, WI 54720, on Thursday, February 24, 2011, at 4:00 p.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote “FOR” the listed proposals.
     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.
     Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.
     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
     This proxy may be revoked at any time before it is voted by delivering to the Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA
THE INTERNET OR BY TELEPHONE.
(Continued, and to be marked, dated and signed, on the other side)
      FOLD AND DETACH HERE

CITIZENS COMMUNITY BANCORP, INC. — ANNUAL MEETING, FEBRUARY 24, 2011
YOUR VOTE IS IMPORTANT!
Annual Meeting Materials are available on-line at:
http://www.cfpproxy.com/6089
You can vote in one of three ways:
1.	Call toll free 1-866-849-8138 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/czwi and follow the instructions.
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS
6089

REVOCABLE PROXY CITIZENS COMMUNITY BANCORP, INC.
☒	PLEASE MARK VOTES AS IN THIS EXAMPLE		Annual Meeting of Shareholders FEBRUARY 24, 2011

		For	With- hold	For All Except
1.	The election as director of the nominee(s) listed below. (except as marked to the contrary below).	☐	☐	☐
Nominees:
(01) Richard McHugh (02) Thomas C. Kempen
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

		For	Against	Abstain
2.	The approval of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2011.	☐	☐	☐

		For	Against	Abstain
3.	The approval of an advisory (non-binding) proposal on named executive officer compensation.	☐	☐	☐

			Every	Every
4.	The approval of an advisory (non-binding) proposal on the frequency of stockholder votes on named executive compensation.	Every	Two	Three
		Year	Years	Years	Abstain
		☐	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3 AND FOR 3 YEAR FREQUENCY ON PROPOSAL 4.
     The undersigned acknowledges receipt from Citizens Community Bancorp, Inc., prior to the execution of this proxy, the Notice of Annual Meeting, a Proxy Statement and Citizens Community Bancorp, Inc.’s 2010 Annual Report to Shareholders.

Mark here if you plan to attend the meeting	☐

Mark here for address change and note change	☐

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS
Shareholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., February 24, 2011. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., February 24, 2011: 1-866-849-8138	Vote by Internet anytime prior to 3 a.m., February 24, 2011 go to https://www.proxyvotenow.com/czwi
Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.
ON-LINE ANNUAL MEETING MATERIALS:    http://www.cfpproxy.com/6089

Your vote is important!

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY
CITIZENS COMMUNITY BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
FEBRUARY 24, 2011, 4:00 P.M., LOCAL TIME
     The undersigned hereby appoints Richard McHugh as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders (“Meeting”), to be held at the Eau Claire Golf and Country Club located at 828 Club View Lane, Altoona, WI 54720, on Thursday, February 24, 2011, at 4:00 p.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote “FOR” the listed proposals.
     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.
     Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

			Vote For	Vote Withheld	For All Except
1.	The election as director of the nominee(s) listed below. (except as marked to the contrary below).		☐	☐	☐

Richard McHugh
Thomas C. Kempen

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write that nominee’s name in the space provided below.

2.	The approval of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2011.		For ☐	Against ☐	Abstain ☐

3.	The approval of an advisory (non-binding) proposal on named executive officer compensation.		☐	☐	☐

			Every	Every
4.	The approval of an advisory (non-binding) proposal on the frequency of stockholder votes on named executive compensation.	Every Year ☐	Two Years ☐	Three Years ☐	Abstain ☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3 AND FOR 3 YEAR FREQUENCY ON PROPOSAL 4.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     This proxy may be revoked at any time before it is voted by delivering to the Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         Detach above card, sign, date and mail in postage paid envelope provided.
CITIZENS COMMUNITY BANCORP, INC.
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
     The above signed acknowledges receipt from Citizens Community Bancorp, Inc., prior to the execution of this proxy, the Notice of Annual Meeting, a Proxy Statement and Citizens Community Bancorp, Inc.’s 2010 Annual Report to Shareholders.
     Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Proxy Materials are available on-line at:
https://www.cfpproxy.com/6089
6089

CONFIDENTIAL
401(K) PLAN VOTE AUTHORIZATION
CITIZENS COMMUNITY BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
FEBRUARY 24, 2011 – 4:00 P.M., LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Richard McHugh as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders (“Meeting”), to be held at the Eau Claire Golf and Country Club located at 828 Club View Lane, Altoona, WI 54720, on Thursday, February 24, 2011, at 4:00 p.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote “FOR” the listed proposals.
     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.
     Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.
     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
     This proxy may be revoked at any time before it is voted by delivering to the Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTE AUTHORIZATION FORM PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA
THE INTERNET OR BY TELEPHONE.
(Continued, and to be marked, dated and signed, on the other side)
            FOLD AND DETACH HERE

CITIZENS COMMUNITY BANCORP, INC. — ANNUAL MEETING, FEBRUARY 24, 2011
YOUR VOTE IS IMPORTANT!
Annual Meeting Materials are available on-line at:
http://www.cfpproxy.com/6089
You can vote in one of three ways:
1.	Call toll free 1-866-849-8138 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/czwi and follow the instructions.
or
3.	Mark, sign and date your form and return it promptly in the enclosed envelope.
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS
6089

401(K) PLAN VOTE AUTHORIZATION
☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	CITIZENS COMMUNITY BANCORP, INC.	Annual Meeting of Shareholders
FEBRUARY 24, 2011

			With-	For All
		For	hold	Except
1.	The election as director of the nominee(s) listed below. (except as marked to the contrary below).	☐	☐	☐

Nominees:

(01) Richard McHugh (02) Thomas C. Kempen

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this vote authorization form in the box below.	Date

Sign above	Co-holder (if any) sign above

4
0
1
K

	For	Against	Abstain
2. The approval of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2011.	☐	☐	☐

	For	Against	Abstain
3. The approval of an advisory (non-binding) proposal on named executive officer compensation.	☐	☐	☐

Every Year	Every Two Years	Every Three Years	Abstain
4. The approval of an advisory (non-binding) proposal on the frequency of stockholder votes on named executive compensation. ☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3 AND FOR 3 YEAR FREQUENCY ON PROPOSAL 4.

     The undersigned acknowledges receipt from Citizens Community Bancorp, Inc., prior to the execution of this proxy, the Notice of Annual Meeting, a Proxy Statement and Citizens Community Bancorp, Inc.’s 2010 Annual Report to Shareholders.

Mark here if you plan to attend the meeting			☐

Mark here for address change and note change			☐

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

VOTING INSTRUCTIONS
Shareholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this vote authorization form. Please note telephone and Internet votes must be cast prior to 3 a.m., February 24, 2011. It is not necessary to return this vote authorization form if you vote by telephone or Internet.

Vote by Telephone	Vote by Internet
Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., February 24, 2011:	anytime prior to 3 a.m., February 24, 2011 go to
1-866-849-8138	https://www.proxyvotenow.com/czwi

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/6089

Your vote is important!